                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 14, 2002

                           Instinet Group Incorporated
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               (Exact Name of Registrant as Specified in Charter)

              Delaware                       000-32717                    13-4134098
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    (State or Other Jurisdiction         (Commission File                (IRS Employer
          of Incorporation)                   Number)                 Identification No.)

3 Times Square, New York, New York                                           10036
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         (Address of Principal Executive Offices)                         (Zip Code)

               Registrant's telephone number, including area code:
                                  212-310-9500

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

         Number   Description
         ------   -----------
         99.1     Certification Pursuant to Section 906 of the Sarbanes-Oxley
                  Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter
                  63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.

ITEM 9.  REGULATION FD DISCLOSURE

On November 14, 2002, Instinet Group Incorporated filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, accompanied by the certification of Edward J. Nicoll, Chief Executive Officer and John Fay, Chief Financial Officer, required pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
Section 1350, Chapter 63 of Title 18, United States Code). A conformed copy of this certification is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 9.


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
                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                                  INSTINET GROUP INCORPORATED
                                                          Registrant

Date: November 14, 2002
                                                  By: /S/ John Fay
                                                      --------------------------
                                                      John Fay
                                                      Chief Financial Officer


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
                                  Exhibit Index

Number   Description
------   -----------
99.1     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
         (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
         United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.


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